SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Pioneer Asset Allocation Trust

Pioneer Bond Fund

Pioneer Diversified High Income Trust

Pioneer Emerging Markets Fund

Pioneer Equity Income Fund

Pioneer Floating Rate Trust

Pioneer Fund

Pioneer High Income Trust

Pioneer High Yield Fund

Pioneer ILS Interval Fund

Pioneer Mid Cap Value Fund

Pioneer Money Market Trust

Pioneer Municipal High Income

Advantage Trust

Pioneer Municipal High Income Trust

Pioneer Real Estate Shares

Pioneer Series Trust II

Pioneer Series Trust III

Pioneer Series Trust IV

Pioneer Series Trust V

Pioneer Series Trust VI

Pioneer Series Trust VII

Pioneer Series Trust VIII

Pioneer Series Trust X

Pioneer Series Trust XI

Pioneer Series Trust XII

Pioneer Short Term Income Fund

Pioneer Strategic Income Fund

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N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Shareholder:

You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares.

View or download the Proxy Statement:

http://www.proxy-direct.com/pio-28629

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Fund: Pioneer AMT-Free Municipal Fund

Fund: Pioneer Bond Fund

Fund: Pioneer Classic Balanced Fund

Fund: Pioneer Core Equity Fund

Fund: Pioneer Disciplined Growth Fund

Fund: Pioneer Disciplined Value Fund

Fund: Pioneer Diversified High Income Trust

Fund: Pioneer Dynamic Credit Fund

Fund: Pioneer Emerging Markets Fund

Fund: Pioneer Equity Income Fund

Fund: Pioneer Flexible Opportunities Fund

Fund: Pioneer Floating Rate Fund

Fund: Pioneer Floating Rate Trust

Fund: Pioneer Fund

Fund: Pioneer Fundamental Growth Fund

Fund: Pioneer Global Equity Fund

Fund: Pioneer Global High Yield Fund

Fund: Pioneer Global Multisector Income Fund

Fund: Pioneer High Income Municipal Fund

Fund: Pioneer High Income Trust

Fund: Pioneer High Yield Fund

Fund: Pioneer ILS Interval Fund

Fund: Pioneer International Equity Fund

Fund: Pioneer Mid Cap Value Fund

Fund: Pioneer Multi-Asset Income Fund

Fund: Pioneer Multi-Asset Ultrashort Income Fund

Fund: Pioneer Municipal High Income Advantage Trust

Fund: Pioneer Municipal High Income Trust

Fund: Pioneer Real Estate Shares

Fund: Pioneer Select Mid Cap Growth Fund

Fund: Pioneer Short Term Income Fund

Fund: Pioneer Solutions - Balanced Fund

Fund: Pioneer Solutions - Conservative Fund

Fund: Pioneer Solutions - Growth Fund

Fund: Pioneer Strategic Income Fund

Fund: Pioneer U.S. Corporate High Yield Fund

Fund: Pioneer U.S. Government Money Market Fund

Control Number: 62999999001000

Security Code: 99999999

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Pioneer Investments